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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)  September 25, 1998


                           SCHEIN PHARMACEUTICAL, INC.
             (Exact name of registrant as specified in its charter)


                                   Delaware
                 (State or other jurisdiction of incorporation)

              1-14019                               11-2726505
     ------------------------          ---------------------------------
     (Commission File Number)          (IRS Employer Identification No.)

                                100 Campus Drive
                         Florham Park, New Jersey 07932
                    (Address of principal executive offices)

                                 (973) 593-5500
               --------------------------------------------------
              (Registrant's telephone number, including area code)


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Inapplicable
-------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         On September 28, 1998, Schein Pharmaceutical, Inc. ("Schein") announced that it will reduce its workforce by approximately 350 employees at its Phoenix, Arizona facilities. The workforce reduction results from the Food and Drug Administration ("FDA") action of September 10, 1998 that had the effect of halting the manufacturing and distribution of all products from Schein's subsidiary Steris Laboratories, Inc. in Phoenix. Schein is continuing to work with the FDA to reach a consent agreement.

         On September 25, 1998, Schein announced that it had been served with two class action securities lawsuits and is aware of additional suits since the FDA action of September 10, 1998.

         A copy of each press release referred to above is attached to this Form 8-K as an Exhibit and is incorporated herein by reference.

         Certain of the matters discussed in this Current Report on Form 8-K and in the press releases attached as exhibits hereto contain statements concerning future events or results. These "forward looking" statements involve certain significant risks and uncertainties, and actual results may differ materially from the forward-looking statements. Some important factors which may cause results to differ include: the difficulty of predicting FDA approvals, the uncertainty of the actions and responses of the FDA, the uncertainty of acceptance and demand for the Company's new products, the impact of competitive products and pricing, the availability of raw materials, uncertainties associated with litigation and regulatory matters, and fluctuations in operating results. Other important factors that may cause actual results to differ materially from the forward looking statements are discussed in the "Risk Factors" and "Management's Discussion & Analysis of Financial Condition and Results of Operations" sections of the Company's prospectus dated April 8, 1998, which is on file with the Securities and Exchange Commission as part of the Company's Registration Statement on Form S-1. Readers are urged to read the prospectus carefully to better understand these factors. The Company does not undertake to publicly update or revise any of its forward looking statements even if experience or future changes show that the indicated results or events will not be realized.




ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (C)      EXHIBITS

         99.1     Press Release dated September 28, 1998.

         99.2     Press Release dated September 25, 1998.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SCHEIN PHARMACEUTICAL, INC.


                                             DARIUSH ASHRAFI
Dated:   September 30, 1998             By:_________________________________
                                             Dariush Ashrafi
                                             Executive Vice President and
                                              Chief Financial Officer

                         INDEX TO EXHIBITS

  Exhibit No.                        Description
--------------                       ------------

      99.1                        Press Release dated September 28, 1998

      99.2                        Press Release dated September 25, 1998.